UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2009

BRE Properties, Inc.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-14306	94-1722214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Market Street, 4th Floor, San Francisco, California 94105-2712

(Address of Principal Executive Offices)

(415) 445-6530

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 16, 2009, BRE Properties, Inc. (the “Company”) announced the results of its cash tender offer to purchase any and all of its outstanding 5.750% Senior Notes due 2009 and any and all of its outstanding 4.875% Senior Notes due 2010. The tender offer expired at 5:00 p.m., New York City time, on April 15, 2009, with $61,407,000 and $119,421,000 in aggregate principal amount of the 5.750% Senior Notes due 2009 and 4.875% Senior Notes due 2010, respectively, validly tendered, not withdrawn and accepted by the Company for purchase.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the press release announcing the results of the cash tender offer.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of BRE Properties, Inc. dated April 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 16, 2009	BRE Properties, Inc.

	By:	/s/ KERRY FANWICK
	Name:	Kerry Fanwick
	Its:	Executive Vice President and General Counsel

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